UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22874

THL CREDIT SENIOR LOAN FUND
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Stephanie Trell
100 Wall Street, 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:  (212) 701-4500

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report
June 30, 2016
THL Credit
Senior Loan Fund
(NYSE: TSLF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited)June 30, 2016

Fellow Shareholders:
On behalf of the management teams at both Four Wood Capital Advisors LLC (“FWCA”) and THL Credit Advisors LLC (“THL Credit”), we are pleased to share with you the performance highlights for THL Credit Senior Loan Fund (the “Fund”) for the six months ended June 30, 2016, along with a review of the loan market over the same period.
First Half 2016 Loan Market in Review
The U.S. Leveraged Loan Market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, coming off of a sluggish 2015 when the Index had only its second ever negative calendar year return, gained positive momentum in March 2016 which continued through June 30, 2016 posting a year-to-date return of 4.23%2. For the first half of the year, interest income generated 2.54% while principal return contributed 1.66%2. Positive returns for the six-month period trended towards lower rated assets and second lien facilities. The average price of the Index declined increase from the end of 2015, beginning the year at 91.43% and ending the six-month period at 92.85%3.
After a slow start to the year, new-issue loan volume was $161 billion for the first half of 2016, driven primarily by a strong issuance in June 2016 of  $73 billion, which was the third-largest month on record4. Volume has been primarily used to fund acquisitions for well/middle-tier rated issuers, accounting for 42% of the 2016 volume4. Refinancings and repricings accounted for 30% and 22% of the volume, respectively4.
Retail bank loan continued the trend of net outflows, with $6.7 billion in net outflows recorded in the first half of 20164. However, there was significant improvement quarter over quarter, with $5.8 billion of the outflows occurring in the first quarter of 2016 and only $0.8 billion occurring in the second quarter of 20164. After a slow start to 2016, the U.S. CLO market saw a trend of increasing volumes during the first half of 2016, ending the six-month period with $27.1 billion in issuance4.
The bank loan default rate as of June 30, 2016 was 1.97%, up from 1.54% as of December 31, 20155. While the default rate has increased over the past 6 months, it is still at moderately low levels and continues to be industry specific. The increase in default activity has been driven by the deterioration of the Energy and Metals/Mining industries, which accounted for 83% of 2016’s defaulted volume in loans and high yield5.
THL Credit Senior Loan Fund Performance
With the three-year anniversary of the Fund a few months away, we continue to be pleased with the Fund’s results, even in a market environment where there is continued pressure in the senior loan space. In response to market conditions, the Fund reduced its monthly distribution to $0.105 per share starting in March 2016. However, the Fund’s current distribution rate and inception-to-date net asset value (“NAV”) total returns continue to be among the highest relative to those of its comparable peers in the senior bank loan category6.
As of June 30, 2016, the Fund has total investments recorded at fair value of approximately $188.6 million, or 143.9% of net assets. NAV per share increased 2.4% from $17.25 at December 31, 2015 to $17.66 at June 30, 2016. The Fund’s use of leverage remained stable through the first half of the year, ending the six-month period with leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) at 28.4%, down only slightly from 28.9% at December 31, 2015. Over the six-month period ended June 30, 2016, leverage as a percentage of Managed Assets averaged 28.6%.
During the first half of 2016, the Fund made minor adjustments to its allocation between fixed income categories. As of June 30, 2016, the Fund held 82.2% of its Managed Assets in fully collateralized first-lien loans, up slightly from 81.3% at December 31, 2015, and an additional 9.3% in second-lien loans, down slightly from 9.8% at December 31, 2015. The Fund’s allocation to fixed rate bonds increased from 3.7% at the end of 2015 to 6.2% at the end of June 2016. At the end of the first half of 2016, the Fund held 134
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)June 30, 2016

Bank Loans, corporate bonds and common stock across 32 industries. The top 5 industry positions represented approximately 42.7% of the Fund’s total holdings, while the top 10 individual positions represented approximately 15.8% of the Fund’s total holdings.
The Fund outperformed the Index on both a market price and a NAV per share basis for the six-month period ended June 30, 2016. Over that period, the Fund had returns of 6.18% on a NAV basis and 5.63% on a market price basis, while the Index returned 4.23% over the same period. Since inception through June 30, 2016, the Fund had annualized returns of 4.39% on a NAV basis and -0.19% on a market price basis, with the Index returning 2.69% over the same period. During the six months ended June 30, 2016, the Fund has traded at an average discount to NAV of  -10.5%.
We appreciate your continued commitment in your investment with the Fund. If you have questions, please contact us directly at 855-400-FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on the Fund is available at www.fwcapitaladvisors.com/tslf.
Sincerely,
Steven A. Baffico
President – THL Credit Senior Loan Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC

The views expressed reflect the opinion of Four Wood Capital Advisors LLC and THL Credit Advisors LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and THL Credit are not obligated to publicly update or revise any of the views expressed herein.
1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2016.

3
Credit Suisse Leveraged Loan Index average prices as of June 30, 2016 and December 31, 2015.

4
JP Morgan High Yield and Leveraged Loan Research as of June 30, 2016.

5
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of June 30, 2016 and December 31, 2015.

6
Comparable peers defined as all closed end funds included in the Morningstar Category of Bank Loan, excluding funds that invest in fixed rate securities instead of floating rate securities and funds whose primary objective invests less than 70% of their Managed Assets in senior loans.

2   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Performance & Statistics (unaudited) June 30, 2016

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	5.41%
Weighted Average Days to Reset	47
Weighted Average Bond Coupon Rate	7.57%
Weighted Average Bond Duration (years)	4.85
Average Position Size	$1,335,764
Number of Positions	134
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized. Operations commenced on September 20, 2013.

(6)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on June 30, 2016.

(7)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(8)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of June 30, 2016. Current information may differ from that shown.
TSLF Total Return
	6 Month	1 Year	Since Inception(5)
THL Credit Senior Loan Fund
NAV(6)	6.18%	1.94%	4.39%
Market Price	5.63%	4.01%	(0.19)%
CS Leveraged Loan Index(7)	4.23%	0.93%	2.69%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)
Mood Media Corporation, Term Loan - First Lien	2.39%
Scientific Games International, Inc., Term Loan B-2 - First Lien	2.06%
Alvogen Pharma US Inc., Term Loan - First Lien	1.71%
SolarWinds, Inc., Initial US Term Loan - First Lien	1.59%
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) - First Lien	1.48%
Cvent Inc., Term Loan - First Lien	1.33%
Checkout Holding Corp., Term Loan B - First Lien	1.31%
Power Buyer, LLC (Powerteam Services), Initial Term Loan - Second Lien	1.30%
CWGS Group LLC (Camping World), Term Loan B - First Lien	1.29%
Lanyon Solutions, Inc., Term Loan - First Lien	1.29%
Top 5 Industry Holdings(1)(8)
Services: Business	12.84%
Technology: Software	9.16%
Technology: Services	8.00%
Retail	6.34%
Telecommunications	6.32%

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   3

THL Credit Senior Loan Fund Schedule of Investments (unaudited)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) – 127.9% (88.9% of Total Investments)
Aerospace & Defense – 2.2%
AM General LLC., Term B Facility – First Lien, 10.250%, 03/22/18(b)	$2,117,949	$2,012,051
Pelican Products, Inc., Term Loan – Second Lien, 9.250%, 04/09/21	1,000,000	902,500
Total Aerospace & Defense		2,914,551
Automotive – 1.9%
BBB Industries LLC, Term Loan – Second Lien, 9.750%, 11/03/22	250,000	222,916
Neenah Enterprises (Neenah Foundry), Term Loan – First Lien, 6.750%, 04/26/17(b)	2,369,757	2,346,059
Total Automotive		2,568,975
Banking, Finance, Insurance & Real Estate – 3.0%
Armor Holdco, Inc. (American Stock Transfer), Term Loan – First Lien, 5.750%, 06/26/20	475,735	468,599
Confie Seguros Holding II Co., Term Loan – Second Lien, 10.250%, 05/09/19	500,000	476,250
GENEX Services, Inc., Term Loan B – First Lien, 5.250%, 05/28/21	980,000	965,300
GENEX Services, Inc., Initial Term Loan – Second Lien, 8.750%, 05/30/22(b)	250,000	237,500
RJO Holdings Corp., Term Loan – First Lien, 6.980%, 12/10/16	1,142,606	959,789
SG Acquisition Inc. (Safe Gard), Initial Term Loan – First Lien, 6.250%, 08/19/21(b)	820,595	783,669
Total Banking, Finance, Insurance & Real Estate		3,891,107
Beverage, Food & Tobacco – 3.0%
Arctic Glacier U.S.A., Inc., 2014 Term B Loan – First Lien, 6.000%, 05/10/19(b)	2,437,410	2,327,727
Flavors Holdings Inc., Tranche B Term Loan – First Lien, 6.750%, 04/03/20(b)	912,500	816,687
Flavors Holdings Inc., Initial Term Loan – Second Lien, 11.000%, 10/03/21(b)	1,000,000	825,000
Total Beverage, Food & Tobacco		3,969,414
Capital Goods – 0.6%
Crosby US Acquisition Corp., Initial Term Loan – First Lien, 4.000%, 11/23/20	975,000	799,500
Chemicals, Plastics & Rubber – 0.8%
Royal Oak Enterprises LLC, Term B Loan – First Lien, 5.750%, 06/16/23(b)	1,000,000	998,750
Construction & Engineering – 1.9%
Power Buyer, LLC (Powerteam Services), Initial Term Loan – Second Lien, 8.250%, 11/06/20(b)	2,500,000	2,450,000
Consumer Products: Durables – 1.1%
Paladin Brands Holding, Inc., Initial Loan – First Lien, 7.250%, 08/16/19(b)	1,718,030	1,486,096
Consumer Products: Non Durables – 3.4%
Calceus Acquisition, Inc. (Cole Haan), Term B-1 Loan – First Lien, 5.000%, 01/31/20	2,939,885	2,204,913
See accompanying Notes to Financial Statements
4   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Consumer Products: Non Durables – 3.4% (continued)
Varsity Brands, Inc. (Hercules Achievement), Term B Loan – First Lien, 5.000%, 12/11/21	$1,970,000	$1,967,045
Vince Intermediate Holding LLC, Initial Term Loan – First Lien, 5.750%, 11/27/19(b)	257,143	244,286
Total Consumer Products: Non Durables		4,416,244
Energy, Oil & Gas – 3.4%
Chelsea Petroleum Products I LLC, Term B – First Lien, 6.750%, 07/22/22(b)	1,962,353	1,932,918
HGIM Corp. (Harvey Gulf), Term Loan B – First Lien, 5.500%, 06/18/20	2,922,387	1,760,738
Stonewall Gas Gathering LLC, Term Loan – First Lien, 8.750%, 01/28/22(b)	742,784	757,640
Total Energy, Oil & Gas		4,451,296
Healthcare & Pharmaceuticals – 3.9%
Alvogen Pharma US Inc., Term Loan – First Lien, 6.000%, 04/01/22	3,256,591	3,230,132
BioScrip, Inc., Initial Term B Loan – First Lien, 6.500%, 07/31/20	1,214,789	1,166,197
BioScrip, Inc., Term Loan – First Lien, 6.500%, 07/31/20	728,873	699,718
Total Healthcare & Pharmaceuticals		5,096,047
Hotel, Gaming & Leisure – 4.4%
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-1 – First Lien, 7.000%, 02/28/19(b)	812,876	813,892
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-2 – First Lien, 7.000%, 02/28/19(b)	1,077,533	1,078,881
Caesars Entertainment Resort Properties LLC, Term B Loan – First Lien, 7.000%, 10/12/20	1,969,898	1,890,117
Parq Holdings LP, Term Loan – First Lien, 8.500%, 12/17/20(b)	2,000,000	1,930,000
Total Hotel, Gaming & Leisure		5,712,890
Manufacturing – 6.5%
Blount International, Inc., Initial Term Loan – First Lien, 7.250%, 04/05/23(b)	1,700,000	1,710,625
CPM Holdings, Inc., Initial Term Loan – First Lien, 6.000%, 04/11/22	2,079,000	2,077,701
Duke Finance LLC (OM Group Inc/ Vectra ) Term Loan – First Lien, 7.000%, 10/06/22(b)	1,496,241	1,413,947
MTS Systems Corp, Term B Loan – First Lien, 4.750%, 06/15/23(b)	1,500,000	1,485,360
Preferred Proppants LLC (Preferred Sands), Term Loan – First Lien, 6.750%, 07/27/20(b)	2,947,500	1,842,188
Total Manufacturing		8,529,821
Media: Advertising, Printing & Publishing – 5.6%
Cengage Learning Acquisitions, Inc., Term B Loan – First Lien, 5.250%, 03/31/20	2,318,067	2,294,887
Getty Images, Inc., Initial Term Loan – First Lien, 4.750%, 10/18/19	1,964,377	1,467,144
Harland Clarke Hldgs., Tranche B-3 Term Loans – First Lien, 7.000%, 05/22/18(b)	2,058,333	2,006,875
Harland Clarke Hldgs., Tranche B-5 Term Loans – First Lien, 7.000%, 12/31/19	1,666,667	1,618,750

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   5

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Media: Advertising, Printing & Publishing – 5.6% (continued)
Total Media: Advertising, Printing & Publishing		$7,387,656
Media: Broadcasting & Subscription – 1.3%
CSC Holdings, Inc., (Cablevision / Altice Financing / Neptune Finco), Initial Term Loans – First Lien, 5.000%, 10/10/22	$500,000	501,750
Tribune Media Co., Term B Loan – First Lien, 3.750%, 12/27/20	1,248,526	1,198,585
Total Media: Broadcasting & Subscription		1,700,335
Media: Diversified and Services – 7.1%
Extreme Reach, Inc., Initial Term Loan – First Lien, 6.750%, 02/07/20	1,332,226	1,330,841
IMG Worldwide, Inc., Term Loan – First Lien, 5.250%, 05/03/21	1,960,000	1,956,080
Learfield Communications, Inc., 2014 Replacement Term Loan – First Lien, 4.500%, 10/09/20	981,961	978,279
Match Group, Inc., Term B-1 Loans – First Lien, 5.500%, 10/27/22	594,141	598,350
Mood Media Corporation, Term Loan – First Lien, 7.000%, 05/01/19	4,887,500	4,502,609
Total Media: Diversified and Services		9,366,159
Metals & Mining – 0.3%
TMS International Corp. (Tube City), Term Loan B – First Lien, 4.500%, 10/16/20(b)	479,847	439,060
Packaging – 1.5%
BWAY Holding Co. (ICL Industrial Containers ULC/ICL), Initial Term Loan – First Lien, 5.500%, 08/14/20	1,907,623	1,904,046
Restaurants – 2.0%
Restaurant Brands International, Inc., (Burger King), Term B – First Lien, 3.750%, 12/10/21	751,334	751,334
Steak n Shake Operations, Inc., Term Loan – First Lien, 4.750%, 03/19/21(b)	1,856,345	1,828,500
Total Restaurants		2,579,834
Retail – 8.3%
Albertson’s LLC, 2016-1 Term Loan B-4 – First Lien, 5.500%, 08/25/21	1,702,904	1,703,671
Albertson’s LLC, 2016-1 Term Loan B-5 – First Lien, 4.750%, 12/01/22	1,496,250	1,497,342
Charming Charlie LLC, Initial Term Loan – First Lien, 9.000%, 12/24/19(b)	910,833	637,583
CWGS Group LLC (Camping World), Term Loan B – First Lien, 5.750%, 02/20/20	2,443,664	2,430,688
FullBeauty Brands LP / OSP Group, Inc. (a/k/a OneStopPlus Group & Redcats USA), Initial Term Loans – First Lien, 5.750%, 10/14/22	997,500	951,366
J. Crew Group, Inc., Initial Loans – First Lien, 4.000%, 03/05/21	494,949	341,052
Jill Acquisition LLC, Term Loan – First Lien, 6.000%, 05/08/22(b)	1,042,125	1,026,493
PET Acquisition Merger Sub LLC (Petco), Tranche B-1 Term Loan – First Lien, 5.750%, 01/26/23	1,271,562	1,267,360
PetSmart, Inc., Tranche B-1 Loan – First Lien, 4.250%, 03/11/22	990,000	987,159
Total Retail		10,842,714
Services: Business – 16.4%
Affinion Group Holdings, Inc., Tranche B Term Loan – First Lien, 6.750%, 04/30/18	354,585	323,017
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 16.4% (continued)
Centerplate, Inc. (KPLT), Term Loan A – First Lien, 4.750%, 11/26/19	$977,500	$947,564
Checkout Holding Corp., Term Loan B – First Lien, 4.500%, 04/09/21	2,940,000	2,474,510
CT Technologies Intermediate Holdings, Inc. (HealthPort), Initial Term Loan – First Lien, 5.250%, 12/01/21	1,970,100	1,940,549
Cvent Inc, Term Loan B – First Lien, 6.250%, 06/03/23	2,500,000	2,500,000
Deluxe Entertainment Services Group, Inc., Initial Term Loan – First Lien, 6.500%, 02/28/20(b)	1,899,801	1,857,055
Goldcup Merger Sub, Inc (eResearch Technology, Explorer Holdings), Initial Term Loan – First Lien, 6.000%, 05/02/23	1,500,000	1,503,750
Novitex Acquisition LLC (Pitney Bowes), Tranche B-2 Term Loan – First Lien, 7.500%, 07/07/20(b)	1,935,000	1,838,250
RentPath, Inc., Term Loan – First Lien, 6.250%, 12/17/21	1,970,000	1,784,081
RentPath, Inc., Term Loan – Second Lien, 10.000%, 12/19/22(b)	1,000,000	785,000
Solera Holdings, Inc., Dollar Term Loan – First Lien, 5.750%, 02/28/23	940,500	941,379
SourceHOV LLC, Term B Loan – First Lien, 7.750%, 10/31/19	1,415,625	1,043,139
TCH-2 Holdings LLC (TravelClick), Term Loan – First Lien, 5.500%, 05/12/21(b)	1,961,013	1,948,756
TCH-2 Holdings LLC (TravelClick), Initial Term Loan – Second Lien, 8.750%, 11/12/21(b)	1,750,000	1,627,500
Total Services: Business		21,514,550
Services: Consumer – 7.9%
Fitness International LLC (LA Fitness), Term Loan B – First Lien, 5.500%, 07/01/20	964,022	956,489
Jackson Hewitt Tax Service, Inc., Initial Term Loan – First Lien, 8.000%, 07/30/20	980,000	964,075
New Millennium Holdco, Inc. and Millennium Health, LLC, Closing Date Term Loan – First Lien, 7.500%, 12/21/20	1,011,984	750,765
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) – First Lien, 6.500%, 07/01/19	2,794,562	2,784,096
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – Second Lien, 10.250%, 07/01/20(b)	1,500,000	1,492,500
Renaissance Learning, Inc., Initial Term Loan – First Lien, 4.500%, 04/09/21	1,955,000	1,914,678
Renaissance Learning, Inc., Initial Term Loan – Second Lien, 8.000%, 04/11/22	1,000,000	926,665
TruGreen LP, Term Loan B – First Lien, 6.500%, 04/13/23(b)	500,000	503,125
Total Services: Consumer		10,292,393
Services: Rental – 0.3%
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 10.000%, 11/26/21	500,000	332,500
Technology: Contract Manufacturing – 1.0%
TTM Technologies, Inc., Term B Loan – First Lien, 6.000%, 05/31/21(b)	1,328,121	1,318,160
Technology: Hardware – 3.6%
Eastman Kodak Company, Term Loan – First Lien, 7.250%, 09/03/19	972,431	947,308
Western Digital Corp, U.S. Term B Loan – First Lien, 6.250%, 04/28/23	2,000,000	2,010,940
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   7

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Technology: Hardware – 3.6% (continued)
Zebra Technologies Corp, New Term Loan – First Lien, 4.000%, 09/30/21	$1,759,091	$1,761,290
Total Technology: Hardware		4,719,538
Technology: Semiconductor – 0.5%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan – First Lien, 4.500%, 05/07/21	624,750	624,750
Technology: Services – 10.9%
Ability Networks, Inc., Initial Term Loan – Second Lien, 9.250%, 05/16/22(b)	1,000,000	980,000
Ancestry.com, Inc., Initial Term Loan – First Lien, 5.000%, 08/29/22	1,746,800	1,743,254
AP Gaming I LLC (American Gaming Systems), Term B Loan – First Lien, 9.250%, 12/20/20	987,342	933,966
ConvergeOne Holdings Corporation, Initial Term Loan – First Lien, 6.000%, 06/17/20(b)	1,470,000	1,429,575
First Data Corporation., 2022 Dollar Term Loan – First Lien, 4.193%, 09/24/18	1,500,000	1,489,687
MH Sub I LLC & Micro (Internet Brands), Term Loan – First Lien, 5.000%, 07/08/21	1,960,847	1,950,641
PGX Holdings, Inc. (Progrexion), Initial Term Loan – First Lien, 5.750%, 09/29/20	1,899,286	1,896,912
Scientific Games International, Inc., Term Loan B-2 – First Lien, 6.000%, 10/01/21	3,940,000	3,891,242
Total Technology: Services		14,315,277
Technology: Software – 11.2%
Compuware Corp., Tranche B2 Term Loan – First Lien, 6.250%, 12/15/21	1,477,500	1,373,152
Deltek, Inc. Term Loan – Second Lien, 9.500%, 06/26/23	1,000,000	1,013,125
GTCR Valor Companies, Inc. (Cision Vocus) (Project Volcano), Term Loan B – First Lien, 7.000%, 05/17/23	2,000,000	1,911,880
Hyland Software, Inc. Initial Loans – Second Lien, 8.500%, 05/27/23	1,000,000	965,000
Lanyon Solutions, Inc., Term Loan – First Lien, 5.500%, 11/13/20	2,446,092	2,428,761
Riverbed Technology, Inc., Term B Loan – First Lien, 5.000%, 04/24/22	975,447	976,598
RP Crown Parent LLC (Red Prairie), Term Loan B – First Lien, 6.000%, 12/21/18	1,458,825	1,376,307
RP Crown Parent LLC (Red Prairie), Term Loan – Second Lien, 11.250%, 12/21/19	2,000,000	1,668,340
SolarWinds, Inc., Initial US Term Loan – First Lien, 6.500%, 02/03/23	3,000,000	2,994,375
Total Technology: Software		14,707,538
Telecommunications – 8.6%
Asurion Delivery and Installation Services, Inc., Incremental Tranche B-1 Term Loan – First Lien, 5.000%, 05/24/19	725,889	723,472
Asurion Delivery and Installation Services, Inc., Incremental Tranche B-4 Term Loan – First Lien, 5.000%, 08/04/22	1,957,500	1,934,499
Asurion Delivery and Installation Services, Inc., Term Loan – Second Lien, 8.500%, 03/03/21	1,000,000	967,000
Avaya, Inc., Refinancing Term B-7 – First Lien, 6.250%, 05/29/20	1,970,384	1,410,470
Avaya, Inc., Replacement Term Loan B-6 – First Lien, 6.500%, 03/31/18	1,306,662	984,354
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (continued)	June 30, 2016
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Telecommunications – 8.6% (continued)
Birch Communications, Inc., Term Loan – First Lien, 7.750%, 07/17/20(b)	$1,867,148	$1,559,069
Communications Sales & Leasing, Inc. (CSL Capital, LLC / Windstream), Term Loan – First Lien, 5.000%, 10/24/22	1,980,000	1,961,437
Fairpoint Communications, Inc., Term Loan – First Lien, 7.500%, 02/14/19	976,929	977,032
IPC Corp., Term Loans – Second Lien, 10.500%, 02/06/22	1,000,000	792,500
Total Telecommunications		11,309,833
Transportation: Services – 2.6%
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 9.750%, 11/12/20(b)	1,319,238	1,233,488
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 9.500%, 08/18/23	500,000	376,668
Sirva Worldwide, Inc., Term Loan – First Lien, 7.500%, 03/27/19(b)	1,881,312	1,787,246
Total Transportation: Services		3,397,402
Waste Management – 1.3%
Energy Solutions LLC (Envirocare of Utah), Term Advance – First Lien, 6.750%, 05/29/20(b)	1,788,750	1,744,031
Wholesale – 1.4%
4L Technologies, Inc. (Clover Technologies), Initial Term Loan – First Lien, 5.500%, 05/08/20	910,934	811,870
FPC Holdings, Inc. (Fleetpride), Initial Term Loan – First Lien, 5.250%, 11/19/19	1,166,741	990,762
Total Wholesale		1,802,632
Total Senior Loans (Cost $176,776,606)		167,583,099
CORPORATE BONDS – 8.6% (6.0% of Total Investments)
Aerospace & Defense – 0.7%
Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 05/15/20‡	1,000,000	962,500
Chemicals, Plastics & Rubber – 1.1%
Aruba Investments, Inc., 8.750%, 02/15/23‡	1,500,000	1,451,250
Media: Advertising, Printing & Publishing – 1.1%
Getty Images, Inc., 7.000%, 10/15/20‡	1,000,000	491,000
Harland Clarke Holdings Corp., 6.875%, 03/01/20‡	1,000,000	925,833
Total Media: Advertising, Printing & Publishing		1,416,833
Media: Broadcasting & Subscription – 1.5%
Radio One, Inc., 7.375%, 04/15/22‡	2,000,000	1,917,500
Media: Diversified and Services – 0.4%
Match Group, Inc., 6.375%, 06/01/24‡	573,000	596,636
Retail – 0.4%
GameStop Corp., 6.750%, 03/15/21‡	500,000	497,878

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   9

THL Credit Senior Loan Fund Schedule of Investments (unaudited) (concluded)	June 30, 2016
Investments	Principal	Value
CORPORATE BONDS (continued)
Services: Business – 1.1%
Iron Mountain US Holdings, Inc., 5.375%, 06/01/26‡	$383,000	$371,510
Iron Mountain, Inc., 4.375%, 06/01/21‡	383,000	387,309
Solera LLC / Solera Finance, Inc., 10.500%, 03/01/24‡	680,000	714,850
Total Services: Business		1,473,669
Services: Rental – 0.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 6.375%, 04/01/24‡	92,000	91,483
Technology: Hardware – 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/15/24‡	189,000	197,623
Technology: Software – 1.3%
Blue Coat Holdings, Inc., 8.375%, 06/01/23‡	1,500,000	1,691,250
Wholesale – 0.8%
WESCO Distribution, Inc., 5.375%, 06/15/24‡(b)	1,000,000	1,001,250
Total Corporate Bonds (Cost $11,409,728)		11,297,872
	Shares
COMMON STOCK – 0.1% (0.1% of Total Investments)
Services: Consumer – 0.1%
New Millennium Holdco, Inc. (Cost $215,987)	29,712	111,420
MONEY MARKET FUND – 7.3% (5.1% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.26%(c) (Cost $9,565,774)	9,565,774	9,565,774
Total Investments in Securities – 143.9% (Cost $197,968,095)		188,558,165
Line of Credit Payable (Cost $52,000,000) – (39.7)%		(52,000,000)
Liabilities in Excess of Other Assets – (4.2%)		(5,509,206)
Net Assets – 100.0%		$131,048,959

‡
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $11,297,872 which represents approximately 8.6% of net assets as of June 30, 2016. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
Rate shown reflects the 7-day yield as of June 30, 2016.

See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	2.9%
Automotive	1.9
Banking, Finance, Insurance & Real Estate	3.0
Beverage, Food & Tobacco	3.0
Capital Goods	0.6
Chemicals, Plastics & Rubber	1.9
Construction & Engineering	1.9
Consumer Products: Durables	1.1
Consumer Products: Non Durables	3.4
Energy, Oil & Gas	3.4
Healthcare & Pharmaceuticals	3.9
Hotel, Gaming & Leisure	4.4
Manufacturing	6.5
Media: Advertising, Printing & Publishing	6.7
Media: Broadcasting & Subscription	2.8
Media: Diversified and Services	7.5
Metals & Mining	0.3
Packaging	1.5
Restaurants	2.0
Retail	8.7
Services: Business	17.5
Services: Consumer	8.0
Services: Rental	0.4
Technology: Contract Manufacturing	1.0
Technology: Hardware	3.7
Technology: Semiconductor	0.5
Technology: Services	10.9
Technology: Software	12.5
Telecommunications	8.6
Transportation: Services	2.6
Waste Management	1.3
Wholesale	2.2
Money Market Fund	7.3
Total Investments	143.9
Line of Credit Payable	(39.7)
Liabilities in Excess of Other Assets	(4.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   11

THL Credit Senior Loan Fund Statement of Assets and Liabilities	June 30, 2016 (unaudited)
ASSETS
Investments, at value (cost $197,968,095)	$188,558,165
Cash	401,539
Receivable for investments sold	52,454
Interest receivable	791,232
Prepaid expenses	25,549
Total Assets	189,828,939
LIABILITIES
Borrowings (note 4)	52,000,000
Payable for securities purchased	6,438,750
Advisory fee payable (note 5)	158,051
Investor support services fee payable (note 5)	7,526
Accrued interest on borrowings	2,079
Other accrued expenses	173,574
Total Liabilities	58,779,980
Net Assets	$131,048,959
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,356,356
Undistributed net investment income	719,859
Accumulated net realized loss on investments	(1,617,326)
Net unrealized depreciation on investments	(9,409,930)
Net Assets	$131,048,959
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$17.66

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund Statement of Operations	For the Six Months Ended June 30, 2016 (unaudited)
INVESTMENT INCOME:
Interest	$6,691,749
Total Investment Income	6,691,749
EXPENSES:
Advisory fees (Note 5)	935,474
Interest expense & fees on borrowings	338,490
Professional fees	116,294
Administration fees	56,731
Trustees’ fees and expenses (Note 5)	54,306
Investor support services fees (Note 5)	44,546
Insurance expense	30,669
Printing and mailing expense	25,561
Compliance fees	14,015
Custodian fees	12,432
NYSE listing fee	12,195
Transfer Agent fees	9,051
Other expenses	49,256
Total Expenses	1,699,020
Net Investment Income	4,992,729
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss investments	(172,425)
Net change in unrealized depreciation on investments	3,021,489
Net realized and unrealized gain on investments	2,849,064
Net Increase in Net Assets from Operations	$7,841,793

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   13

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Six months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015
OPERATIONS
Net investment income	$4,992,729	$10,066,792
Net realized loss on investments	(172,425)	(1,776,502)
Net change in unrealized depreciation on investments and delayed draw loan commitments	3,021,489	(9,372,208)
Net increase (decrease) in net assets from operations	7,841,793	(1,081,918)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,748,153)	(9,439,497)
From net realized gains	—	(553,753)
Total distributions to shareholders	(4,748,153)	(9,993,250)
CAPITAL STOCK TRANSACTIONS
Dividend reinvestment	—	5,213
Net Increase (Decrease) in Net Assets	3,093,640	(11,069,955)
NET ASSETS:
Beginning of period	$127,955,319	$139,025,274
End of period	$131,048,959	$127,955,319
Undistributed net investment income	$719,859	$475,283

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Statement of Cash FlowsFor the Period January 1, 2016 to June 30, 2016

Cash Flows From Operating Activities:
Net increase in net assets from operations	$7,841,793
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchases of long-term investments	(38,433,452)
Proceeds from sales of long-term investments	33,415,534
Net increase in short-term investments	(94,521)
Net change in unrealized depreciation on investments and delayed draw loan commitments	(3,021,489)
Net accretion/amortization of premium or discount	(227,344)
Net increase in realized gains from principal paydowns	(124,302)
Net realized loss on investments	172,425
Decrease in receivable for investments sold	325,023
Decrease in interest receivable	5,084
Decrease in prepaid expenses	18,795
Increase in payable for investments purchased	4,707,500
Decrease in advisory fee payable	(3,497)
Decrease in investor support services fee payable	(167)
Decrease in accrued interest on borrowing	(11,631)
Decrease in other accrued expenses	(23,647)
Net cash provided by operating activities	4,546,104
Cash Flows from Financing Activities:
Net proceeds from borrowings	—
Dividend reinvestment	—
Distributions paid	(4,748,153)
Net cash used by financing activities	(4,748,153)
Net decrease in cash	(202,049)
Cash, beginning of period	603,588
Cash, end of period	$401,539
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$350,121
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   15

THL Credit Senior Loan Fund Financial Highlights	For the Six months ended June 30, 2016 (Unaudited)	Year ended December 31, 2015	Year ended December 31, 2014	For the period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$17.25	$18.74	$19.42	$19.06
Operations:
Net investment income(1)	0.67	1.36	1.25	0.33
Net realized and unrealized gain (loss) on investments and delayed draw loan commitments(2)	0.38	(1.50)	(0.50)	0.27
Total income from operations	1.05	(0.14)	0.75	0.60
Distributions to shareholders from:
Net investment income	(0.64)	(1.27)	(1.32)	(0.24)
Net realized gains	—	(0.08)	(0.11)	—
Total distributions to shareholders	(0.64)	(1.35)	(1.43)	(0.24)
Net assets value per share, end of period	$17.66	$17.25	$18.74	$19.42
Market price per share, end of period	$16.08	$15.86	$17.06	$18.36
Total return:(3)
Net asset value	6.18%	(0.96)%	3.87%	3.15%
Market value	5.63%	0.69%	0.58%	(7.00)%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$131,049	$127,955	$139,025	$144,046
Ratio of expenses, including interest on borrowings, to average net assets	2.67%(4)	2.63%	2.38%	2.46%(4)
Ratio of expenses, excluding interest on borrowings, to average net assets	2.14%(4)	2.14%	2.02%	2.18%(4)
Ratio of net investment Income, including interest on borrowings, to average net assets	7.85%(4)	7.37%	6.44%	6.14%(4)
Ratio of net investment Income, excluding interest on borrowings, to average net assets	8.38%(4)	7.86%	6.79%	6.41%(4)
Portfolio turnover rate	19%	34%	93%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$52,000	$52,000	$49,000	$46,000
Average borrowings outstanding during the period (000s)	$51,242	$56,099	$41,834	$40,308(5)
Asset coverage, end of period per $1,000 of debt(6)	$3,520	$3,461	$3,837	$4,131

1.
Based on average daily shares outstanding.

2.
Realized and unrealized gain on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

3.
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Average for the period since the first borrowing day of October 15, 2013.

6.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) June 30, 2016

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States. For the purposes of complying with these requirements, an issuer will be located in North America if its legal domicile is in North America or if the legal domicile of any co-issuer that is controlling, controlled by or under common control with the issuer is in North America where the co-issuer is (i) 100% responsible for the payment of principal and interest on the loan or security and (ii) the Fund has direct recourse against the co-issuer in the United States courts in the event that 100% of the payment of principal and interest on the securities is not made. Investments in issuers deemed to be located in the United States for these purposes will be deemed to be investments in the United States. Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   17

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. The Committee may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when credit worthiness of the issuer is impaired or for other reasons.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
18   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of June 30, 2016:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans*
Aerospace & Defense	$—	$902,500	$2,012,051	$2,914,551
Automotive	—	222,916	2,346,059	2,568,975
Banking, Finance, Insurance & Real Estate	—	2,869,938	1,021,169	3,891,107
Beverage, Food & Tobacco	—	—	3,969,414	3,969,414
Capital Goods	—	799,500	—	799,500
Chemicals, Plastics & Rubber	—	—	998,750	998,750
Construction & Engineering	—	—	2,450,000	2,450,000
Consumer Products: Durables	—	—	1,486,096	1,486,096
Consumer Products: Non Durables	—	4,171,958	244,286	4,416,244
Energy, Oil & Gas	—	1,760,738	2,690,558	4,451,296
Healthcare & Pharmaceuticals	—	5,096,047	—	5,096,047
Hotel, Gaming & Leisure	—	1,890,117	3,822,773	5,712,890
Manufacturing	—	2,077,701	6,452,120	8,529,821
Media: Advertising, Printing & Publishing	—	5,380,781	2,006,875	7,387,656
Media: Broadcasting & Subscription	—	1,700,335	—	1,700,335
Media: Diversified and Services	—	9,366,159	—	9,366,159
Metals & Mining	—	—	439,060	439,060
Packaging	—	1,904,046	—	1,904,046
Restaurants	—	751,334	1,828,500	2,579,834
Retail	—	9,178,638	1,664,076	10,842,714
Services: Business	—	13,457,989	8,056,561	21,514,550
Services: Consumer	—	8,296,768	1,995,625	10,292,393
Services: Rental	—	332,500	—	332,500
Technology: Contract Manufacturing	—	—	1,318,160	1,318,160
Technology: Hardware	—	4,719,538	—	4,719,538
Technology: Semiconductor	—	624,750	—	624,750
Technology: Services	—	11,905,702	2,409,575	14,315,277
Technology: Software	—	14,707,538	—	14,707,538
Telecommunications	—	9,750,764	1,559,069	11,309,833
Transportation: Services	—	376,668	3,020,734	3,397,402
Waste Management	—	—	1,744,031	1,744,031
Wholesale	—	1,802,632	—	1,802,632
Corporate Bonds*
Aerospace & Defense	—	962,500	—	962,500
Chemicals, Plastics & Rubber	—	1,451,250	—	1,451,250
Media: Advertising, Printing & Publishing	—	1,416,833	—	1,416,833
Media: Broadcasting & Subscription	—	1,917,500	—	1,917,500
Media: Diversified and Services	—	596,636	—	596,636
Retail	—	497,878	—	497,878
Services: Business	—	1,473,669	—	1,473,669
Services: Rental	—	91,483	—	91,483
Technology: Hardware	—	197,623	—	197,623
Technology: Software	—	1,691,250	—	1,691,250
Wholesale	—	—	1,001,250	1,001,250
Common Stock*	—	111,420	—	111,420
Money Market Fund	—	9,565,774	—	9,565,774
Total Investments	$—	$134,021,373	$54,536,792	$188,558,165

*Please refer to Schedule of Investments for breakdown of valuations by industry.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   19

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2015	$49,155,414	$1,441,875	$148,560	$50,745,849
Realized gain	38,460	—	—	38,460
Change in unrealized appreciation	(1,064,542)	(8,125)	313,833	(758,834)
Amortization (accretion)	63,359	—	—	63,359
Purchases	5,984,000	1,000,000	—	6,984,000
Sales and principal paydowns	(3,082,638)	—	—	(3,082,638)
Transfers into Level 3	12,250,546	—	—	12,250,546
Transfers out of Level 3	(9,809,057)	(1,432,500)	(462,393)	(11,703,950)
Balance as of June 30, 2016	53,535,542	1,001,250	—	54,536,792
Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at June 30, 2016	(764,685)	1,250	—	(763,435)

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
Information about Level 3 fair value measurements as of June 30, 2016:
	Fair Value	Valuation Technique	Unobservable Input
Senior Loans	53,535,542	Third-party vendor service	Vendor quotes
Corporate Bonds	1,001,250	Third-party vendor service	Vendor quotes
Common Stock	—	Third-party vendor service	Vendor quotes
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2016, the Fund paid an excise tax liability of approximately $13,415 relating to the tax year 2015.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
20   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of June 30, 2016, the tax years ended December 31, 2013, 2014 and 2015 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At June 30, 2016, 82.2% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At June 30, 2016, the Fund had invested $17,040,964 in second lien loans.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   21

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

3. SENIOR LOANS (concluded)
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On September 30, 2015 the Fund amended its existing $70.0 million credit agreement with The Bank of New York Mellon, extending the facility’s expiration date to September 28, 2016 (the “Credit Facility”). The amended credit agreement also modified the interest rate and unused commitment fee rate. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.10% if the outstanding principal balance is equal to or greater than 80% of the Credit Facility on such date or 0.20% if the outstanding principal balance is less than 80% of the Credit Facility on such date. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 0.850% per annum or (b) the greater of (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and is payable monthly. At June 30, 2016, the Fund had borrowings outstanding of  $52,000,000 at an average interest rate of 1.31%. Due to the short term nature of the Credit Facility, face value approximates fair value at June 30, 2016. For the six month period ended June 30, 2016, the average borrowings under the Credit Facility and the average interest rate were $51,241,758 and 1.28%, respectively. As of June 30, 2016, the Fund’s effective leverage represented 28.4% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
22   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

4. BORROWINGS (concluded)
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the six month ended June 30, 2016, purchases and sales of investments, other than short-term securities, were $38,433,452 and $33,415,534, respectively.
7. CAPITAL
The following is a summary of share transactions for the six month ended June 30, 2016:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   23

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (continued) June 30, 2016

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six month period ended June 30, 2016, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2016, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2013, 2014 and 2015 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
The amounts and characteristic of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the fiscal year end; accordingly, tax basis balances have not been determined as of June 30, 2016.
As determined at December 31, 2015, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $246,971, decreased accumulated net investment income by $224,706 and decreased paid-in-capital by $22,265.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2014	$10,593,923	$—
2015	$9,993,250	$—
As of December 31, 2015 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$28,763	$324,043	$352,806
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post-October capital losses of  $1,092,096 as having been incurred in the following fiscal year December 31, 2016.
24   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Notes to Financial Statements (unaudited) (concluded) June 30, 2016

8. INCOME TAX INFORMATION (concluded)
At December 31, 2015, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$475,283	$(1,444,901)	$(12,431,419)
At June 30, 2016, the cost basis of portfolio securities for federal income tax purposes is $197,968,095. Gross unrealized appreciation is $1,043,427, gross unrealized depreciation is $10,453,357 and net unrealized depreciation is $9,409,930. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of June 30, 2016, the Fund had no delayed draw loan commitments outstanding.
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On July 29, 2016, the Fund paid a regularly scheduled distribution in the amount of  $0.105 per share to shareholders of record as of July 18, 2016.
On August 1, 2016, the Fund borrowed an additional $2 million on its Credit Facility, bringing the total borrowings outstanding to $54,000,000.
The Fund declared a regularly scheduled distribution in the amount of  $0.105 per share payable on August 31, 2016 to shareholders of record as of August 19, 2016.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   25

THL Credit Senior Loan Fund
Supplemental Information (unaudited)June 30, 2016

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
26   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)June 30, 2016

Dividend Reinvestment Plan (continued)

in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   27

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)June 30, 2016

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

28   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

THL Credit Senior Loan Fund
Additional Information (unaudited)June 30, 2016

Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending June 30 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016   29

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c)of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
30   THL Credit Senior Loan Fund Semi-Annual Report | June 30, 2016

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*		/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	8-31-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	8-31-2016

By (Signature and Title)*		/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	8-31-2016

* Print the name and title of each signing officer under his or her signature.